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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of the Uncommon Values Trust, 1999
Series:

  We consent to the use of our report dated July 7, 1999, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                                   KPMG LLP

New York, New York
July 7, 1999